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                                                                      Exhibit 24

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-89880 of The Langer Biomechanics Group, Inc. on Form S-8 of our report dated June 4, 1999 appearing in this Annual Report on Form 10-K of The Langer Biomechanics Group, Inc. for the year ended February 28, 1999.



Jericho, New York
June  11, 1999